Exhibit 99

POWER OF ATTORNEY

WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:  File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 2, 2010

/s/Robert K. Becker
------------------------------
Robert K. Becker
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:  File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 2, 2010

/s/Mark A. Green
------------------------------
Mark A. Green
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND

ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:  File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 2, 2010

/s/Joseph P. Lacher Jr.
------------------------------
Joseph P. Lacher Jr.
Director